VANGUARD (R) ASSET ALLOCATION FUND
SEMIANNUAL REPORT -  MARCH 31, 2001

BALANCED
[GRAPHIC]

[THE VANGUARD GROUP (R) LOGO]

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY
* Vanguard Asset Allocation Fund returned a disappointing -10.4% during the first half of its 2001 fiscal year.
* The investment adviser steadily increased the fund's commitment to stocks during the six months, driving its allocation to equities from 50% of the fund's assets when the period began to 90% when it ended.
* Though stocks slumped during the half-year, bonds--particularly long- term U.S. Treasury securities--turned in excellent returns.

CONTENTS
1 Letter from the Chairman
5 Report from the Adviser
8 Fund Profile
10 Glossary of Investment Terms
12 Performance Summary
13 Financial Statements

LETTER
  FROM THE CHAIRMAN


Fellow Shareholder,

During a six-month period that was dreadful for stocks but terrific for bonds, VANGUARD ASSET ALLOCATION FUND returned -10.4%, falling slightly behind the results of its comparative standards. During the half-year ended March 31, 2001, the investment adviser steadily increased the fund's stake in U.S. stocks and by the end of the period had invested 90% of assets in stocks--Asset Allocation's biggest-ever commitment to equities.


TOTAL RETURNS                               SIX MONTHS ENDED
                                              MARCH 31, 2001
-------------------------------------------------------------
VANGUARD ASSET ALLOCATION FUND                        -10.4%
AVERAGE FLEXIBLE FUND*                                 -9.9
ASSET ALLOCATION COMPOSITE INDEX**                     -9.7
-------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**65% S&P 500 Index and 35% Lehman Long Treasury Index.


     The table above compares the fund's six-month total return (capital change plus reinvested dividends) with those of its average peer and its composite index benchmark, which is 65% Standard & Poor's 500 Index and 35% Lehman Brothers Long U.S. Treasury Bond Index. As you know, the investments of the Asset Allocation Fund may be split among large- capitalization stocks, long-term Treasury bonds, and cash equivalents.
     Naturally, your fund's return fell between the -18.8% return of the S&P 500 Index and the 8.7% gain of the Lehman Long Treasury Index. The fund's increased stake in stocks resulted in a return that was closer to that of stocks than that of bonds.



MARKET BAROMETER                                                TOTAL RETURNS
                                                 PERIODS ENDED MARCH 31, 2001

                                                 SIX         ONE         FIVE
                                              MONTHS        YEAR       YEARS*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                     -18.8%      -21.7%        14.2%
Russell 2000 Index (Small-caps)                -13.0       -15.3          7.8
Wilshire 5000 Index (Entire market)            -21.4       -24.8         12.4
MSCI EAFE Index (International)                -15.9       -25.7          3.7
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      7.4%       12.5%         7.5%
Lehman 10 Year Municipal Bond Index              6.4        10.8          6.6
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                       3.0         6.0          5.3
--------------------------------------------------------------------------------
CPI
Consumer Price Index                             1.4%        2.9%         2.5%
--------------------------------------------------------------------------------
*Annualized.


     The fund's return is based on a decrease in net asset value from $24.79 per share on September 30, 2000, to $21.47 per share on March 31, 2001, and is adjusted for a dividend of $0.55 per share paid from net investment income and a distribution of $0.27 per share paid from net realized capital gains.

2

FINANCIAL MARKETS IN REVIEW
During the past six months, technology stocks continued to plummet from peaks reached early last year, registering especially sharp declines in the first three months of 2001. The tech-stock collapse pulled broad U.S. stock market indexes into a bear market--generally defined as a decline of -20% or more over at least a two-month period. Amid the turbulence in stocks, bonds provided shelter, with solid returns in all segments of the fixed income markets.
     Two themes dominated the markets during the past six months: weakness in the U.S. economy and corporate earnings, and technology's accelerating free fall. On the economic front, though some indicators remain strong--unemployment is low, and housing sales have been robust--overall growth has slowed dramatically from the torrid pace of the past few years. In the fourth quarter of 2000, real growth in gross domestic product checked in at an annualized rate of 1.0%, compared with a stunning 8.3% a year earlier. And in the first quarter of 2001, the economy expanded at a modest 2.0% pace. Amid the market's troubles, consumer confidence, though still at high historical levels, also slipped.

--------------------------------------------------------------------------------
TWO THEMES DOMINATED THE MARKETS: WEAKNESS IN THE U.S. ECONOMY AND CORPORATE EARNINGS, AND TECHNOLOGY'S ACCELERATING FREE FALL.
--------------------------------------------------------------------------------

     The Federal Reserve Board responded to signs of economic weakness by reducing short-term interest rates three times, for a total of 150 basis points (1.5 percentage points). Stocks rallied after the first cut--a surprise move announced in early January, between the Fed's regularly scheduled meetings--but then lurched downward.
     Hardest hit were technology stocks. During the six months, the tech-heavy Nasdaq Composite Index lost -49.9% of its value. (By March 31 it was down -64% from its peak in March 2000.) What began as a fall in speculative dot-coms with slim prospects of profitability spread to established technology companies with solid track records. In the first three months of 2001, bellwether tech stocks such as Cisco Systems and JDS Uniphase declined sharply after the companies reported weak earnings or warned that a slowing economy would be bad news for the bottom line.

--------------------------------------------------------------------------------
WITHIN THE LARGE-CAP-DOMINATED S&P 500 Index, the difference between returns of growth and value stocks was enormous.
--------------------------------------------------------------------------------

     The best performers during the half-year were value stocks--those with below-average prices in relation to such measures as earnings and book value. Larger value-oriented shares suffered mild losses, while small and medium-sized value stocks posted positive returns. Within the large-cap-dominated S&P 500 Index, the difference between returns of growth and value stocks was enormous:
The index's growth component returned -31.2% while its value shares returned -5.0%. The

3

overall U.S. stock market, as represented by the Wilshire 5000 Total Market Index, returned -21.4%.
     Bonds were the one bright spot in the investment markets. Interest rates across all maturities declined, and prices rose, providing bonds with excellent total returns. The yield of the benchmark 10-year Treasury note declined to 4.92% from 5.80% on September 30, 2000, while the 3-month Treasury bill's yield fell even further, declining to 4.29% from 6.21% when the period began. The Lehman Aggregate Bond Index, a measure of the total taxable bond market, returned 7.4% during the six months.

PERFORMANCE OVERVIEW
Vanguard Asset Allocation Fund's investment adviser, Mellon Capital Management Corporation, uses a proprietary model in seeking to identify imbalances between the prices and expected returns of stocks, bonds, and cash investments. The fund began the 2001 fiscal year with its assets divided evenly between stocks and bonds, but ratcheted its commitment to stocks steadily upward during the six months. (The adjacent table highlights the timing of each change.) The moves, which were made in response to the sharp decline in stock prices and the rise in bond prices, hindered the fund's absolute and relative returns. By adding to the fund's equity allocation, Mellon Capital was hoping to capitalize on the improved relative value of stocks. However, stock prices continued their descent, even as our commitment to stocks increased. Our peers and our benchmark index had a smaller stake in stocks and, thus, slightly better half-year returns.


PORTFOLIO ALLOCATION CHANGES

DATE OF CHANGE                         STOCKS      BONDS    CASH
----------------------------------------------------------------
November 28, 2000                         60%        40%      0%
December 19, 2000                         70         30       0
February 13, 2001                         80         20       0
March 16, 2001                            90         10       0
----------------------------------------------------------------


     It's important to note that our policy of using long-term Treasury securities for our bond allocation helped make up some of the ground we lost on stocks, because bond price increases were greater for long-term bonds than for shorter-term bonds.
     We understand that the past half-year was an unusually difficult time for investors. By seeking relative value among the broad asset classes, the Asset Allocation Fund seeks to capture a significant portion of the stock market's return while exposing investors to less risk than an all-stock portfolio. Though it is not unreasonable to expect your fund to hit rough patches from time to time, we believe that its disciplined approach and low costs (our expense ratio of 0.41% is a small fraction of the 1.45% charged by our

4
average peer) provide a significant, and enduring, advantage over similar mutual funds.

IN SUMMARY
The past six months have certainly been an extremely tough period for stock investors. However, those who were diversified across market sectors and asset classes--stocks, bonds, and short-term investments--fared better than those who were concentrated in tech stocks or other securities that seemed to be a "sure thing" during the bull market of the 1990s. Because it is devilishly difficult to predict with precision the direction of the financial markets, those who maintain diversified portfolios are in the best position to weather market volatility.
     We urge you to stay the course with your investment program. Thank you for entrusting your hard-earned money to us.


Sincerely,

/S/ JOHN J. BRENNAN                                                  [PHOTO]
                                                                 JOHN J. BRENNAN
April 10, 2001                                                      Chairman and
                                                         Chief Executive Officer

5




REPORT
   FROM THE ADVISER                       MELLON CAPITAL MANAGEMENT CORPORATION

VANGUARD ASSET ALLOCATION FUND had a total return of -10.4% for the six months ended March 31, 2001. In comparison, the fund's benchmark index, a composite that is weighted 65% in the S&P 500 stocks and 35% in long-term U.S. Treasury bonds, had a total return of -9.7%. The S&P 500 Index itself returned -18.8%, and the Lehman Long Treasury Index returned 8.7%.
     The fund began the fiscal year with a defensive (50%) allocation to stocks, but progressively increased that allocation as stock prices declined, and ended the period with a 90% stock allocation. Concurrently, we reduced our bond allocation below the weighting in our benchmark index. This more aggressive mix resulted in a slight performance shortfall during the period. Nonetheless, our Tactical Asset Allocation model currently indicates that, in comparison with expected returns on fixed income investments, the expected returns on stocks are the most attractive they have been in 15 years.

THE INVESTMENT ENVIRONMENT
U.S. economic growth appeared to slow sharply during the half-year. In response, the Federal Reserve Board acted forcefully in an attempt to reignite growth. Between January 3 and March 31, the Fed lowered its target for short-term interest rates three times for a total of 1.5 percentage points (nearly erasing the tightening that began in June 1999, when the federal funds rate was 4.75%). The half-year saw a wide divergence between stock and bond returns. Long-term U.S. Treasury bonds outperformed the S&P 500 stocks by about 27 percentage points.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
THE ADVISER BELIEVES THAT, ALTHOUGH THE FINANCIAL MARKETS ARE VERY EFFICIENT, IMBALANCES CAN BE IDENTIFIED IN THE RELATIVE PRICING OF STOCKS, BONDS, AND MONEY MARKET INSTRUMENTS. IMPLICIT IN THIS APPROACH IS A BELIEF THAT SUCH IMBALANCES OCCUR ONLY PERIODICALLY AND DO NOT PERSIST FOR LONG PERIODS. THE ADVISER ATTEMPTS TO IDENTIFY THESE WINDOWS OF OPPORTUNITY AND TO STRUCTURE THE FUND TO TAKE ADVANTAGE OF THEM.
--------------------------------------------------------------------------------

     As always, the fund's asset allocation decisions were driven by the differences in expected returns from stocks, bonds, and cash. These expectations are based on assessments by our Tactical Asset Allocation model, which takes into account the performance of the asset classes. During the fiscal half-year, the sharp divergence in performance between stocks and bonds led to the dramatic change in our allocations.
     While stock prices dropped, so did the yields of cash investments, as the Federal Reserve lowered short-term interest rates. Yields of long-term bonds

6

also fell because market participants anticipated a weaker economy. For companies in the S&P 500 Index, the decline in stock prices--especially during the first three months of 2001--was disproportionate to the decline in earnings expectations. This caused a significant rise in our expected return on equities. Meanwhile, the falling bond yields lowered our expected return on fixed income investments. Over the six-month period, the spread between the expected returns of stocks and bonds steadily widened. To put it another way: Relative to bonds, equities moved from an overvalued position at the beginning of the fiscal year to a significantly undervalued position by March 2001. Consequently, the fund moved from an underweighting in stocks to an overweighting.

OUR SUCCESSES
At the start of the current fiscal year, the unequivocal message from our forward-looking model was that for long-run investors, it would be prudent to overweight bonds relative to stocks. Given the narrow spread between the expected returns from the two asset classes, we began fiscal 2001 with only a 50% allocation to stocks. This defensive stance helped our performance during the early part of the fiscal year because our commitment to stocks was lower than that of our benchmark at a time when stocks were steadily declining. Following the technology-led correction, stock valuations improved, and expected returns from bonds declined in line with long-term Treasury yields. We therefore tactically increased the fund's stock allocation.
     Another advantage was our use of long-term Treasury bonds for our fixed income allocation. As yields declined during calendar 2001, long bonds significantly outperformed other sectors of the bond market.

OUR SHORTFALLS
Our allocation to stocks increased steadily during the half-year, ultimately reaching 90%, in response to the growing divergence in the returns expected from stocks and bonds. This aggressive shift hurt our performance during the final months of the period because stock prices declined farther than was consistent with the decline in underlying earnings expectations.
     Our asset allocation model develops large equity allocations only when stocks promise significantly higher incremental returns than those expected from long-term corporate bonds. Our data suggest that since 1973, U.S. investors have required an equity premium--an "extra" return for stocks over bonds--of about 3.5%. By the time we moved your fund to 90% in equities, the spread between stock and bond expected returns had reached a value of about 20% over the long-run average. Let's put our overweight to equities--which is 25 percentage points above the benchmark's weighting--into perspective: Since 1973, there have been only ten occasions when our

7

model has recommended a stock weighting of 80% or higher. The model last called for a 90% allocation to stocks in spring 1986.

OUR PORTFOLIO POSITION
Our shift to 90% equities, which took place on March 16, was the latest step in your fund's progressive accumulation of exposure to the equity market. Our model currently signals the most attractive equity market (relative to bonds and cash) since March 1986. It should be noted that the stock market's price behavior is often driven by current economic indicators. However, a grim short-term outlook often benefits long-run investors, such as ourselves. Our long-run expected return on stocks currently exceeds 10.5%, while yields on long corporate bonds remain under 7.0%.


William L. Fouse, CFA
April 16, 2001

8

FUND PROFILE                                               AS OF MARCH 31, 2001
   FOR ASSET ALLOCATION FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to unmanaged market indexes. Key terms are defined on pages 10-11.

---------------------------------------
TOTAL FUND CHARACTERISTICS
Turnover Rate                      72%*
Expense Ratio                    0.41%*
Cash Investments                   1.1%
---------------------------------------



---------------------------------------
TEN LARGEST STOCKS (% of equities)

General Electric Co.               4.0%
  (conglomerate)
Microsoft Corp.                    2.8
  (software)
Exxon Mobil Corp.                  2.7
  (oil)
Pfizer, Inc.                       2.5
  (pharmaceuticals)
Citigroup, Inc.                    2.2
  (financial services)
Wal-Mart Stores, Inc.              2.2
  (retail)
American International Group, Inc. 1.8
  (insurance)
Intel Corp.                        1.7
  (computer hardware)
Merck & Co., Inc.                  1.7
  (pharmaceuticals)
AOL Time Warner Inc.               1.7
  (media)
---------------------------------------
Top Ten                           23.3%
---------------------------------------
Top Ten as % of Total Net Assets  12.6%
---------------------------------------


-----------------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES
                                                               WILSHIRE
                          FUND      S&P 500        Fund            5000
-----------------------------------------------------------------------
R-Squared                 0.91         1.00        0.87            1.00
Beta                      0.60         1.00        0.56            1.00
-----------------------------------------------------------------------


-----------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                                      WILSHIRE
                            FUND        S&P 500           5000
-----------------------------------------------------------------------
Auto & Transportation       1.9%           1.9%           2.1%
Consumer Discretionary      12.3           12.3           13.6
Consumer Staples             7.3            7.3            6.4
Financial Services          18.8           18.8           19.9
Health Care                 13.6           13.6           13.5
Integrated Oils              5.4            5.4            3.6
Other Energy                 2.7            2.7            3.2
Materials & Processing       2.7            2.7            3.1
Producer Durables            2.9            2.9            3.4
Technology                  16.8           16.8           16.5
Utilities                    9.4            9.4            9.5
Other                        6.2            6.2            5.2
-----------------------------------------------------------------------


--------------------------
FUND ASSET ALLOCATION**
[PIE CHART]
BONDS  --   9%
STOCKS --  90%
CASH INVESTMENTS  --  1%
--------------------------

 *Annualized.
**Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

9

-----------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                   WILSHIRE
                          FUND       S&P 500           5000
-----------------------------------------------------------------------
Number of Stocks           504           500          6,615
Median Market Cap       $59.7B        $59.7B         $35.2B
Price/Earnings Ratio     23.8x         23.8x          24.6x
Price/Book Ratio          3.9x          3.9x           3.4x
Dividend Yield            1.3%          1.3%           1.3%
Return on Equity         23.8%         23.8%          22.6%
Earnings Growth Rate     15.2%         15.2%          15.5%
Foreign Holdings          1.4%          1.4%           0.0%
-----------------------------------------------------------------------


------------------------
EQUITY INVESTMENT FOCUS
[CHART]
MARKET CAP -- LARGE
STYLE  --  BLEND
------------------------


-----------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                             LEHMAN           LEHMAN
                           FUND              INDEX*          INDEX**
-----------------------------------------------------------------------
Number of Bonds              17                  45            6,120
Average Coupon             7.7%                7.8%             6.9%
Average Maturity     20.7 years          20.3 years        8.3 years
Average Quality        Treasury            Treasury              Aaa
Average Duration     10.9 years          10.9 years        4.6 years
-----------------------------------------------------------------------


------------------------------------
FIXED INCOME INVESTMENT FOCUS
[CHART]
CREDIT QUALITY  --  TREASURY/AGENCY
AVERAGE MATURITY  --  LONG
------------------------------------


 *Lehman Long Treasury Index.                                [COMPUTER GRAPHIC]
**Lehman Aggregate Bond Index.                                VISIT OUR WEBSITE
                                                               WWW.VANGUARD.COM
                                                          FOR REGULARLY UPDATED
                                                               FUND INFORMATION

 10

GLOSSARY
  OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of market indexes. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing instruments. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

11

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general or a given market segment, both as measured by indexes. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to an index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------

12

PERFORMANCE SUMMARY
  FOR ASSET ALLOCATION FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  SEPTEMBER 30, 1990-MARCH 31, 2001

--------------------------------------------------------------------------------
                ASSET ALLOCATION FUND                  COMPOSITE
                                                          INDEX*
FISCAL              CAPITAL        INCOME      TOTAL       TOTAL
YEAR                 RETURN        RETURN     RETURN      RETURN
--------------------------------------------------------------------------------
1991                  20.9%          6.4%      27.3%       27.5%
1992                   7.2           5.0       12.2        12.2
1993                  10.7           4.7       15.4        15.5
1994                  -5.2           3.1       -2.1        -1.5
1995                  23.6           5.0       28.6        27.4
1996                  11.1           4.2       15.3        13.9
1997                  24.7           4.7       29.4        30.4
1998                  11.5           3.7       15.2        14.2
1999                  10.5           4.2       14.7        14.4
2000                   7.0           4.4       11.4        12.4
2001**               -12.4           2.0      -10.4        -9.7
--------------------------------------------------------------------------------
 *65% S&P 500 Index and 35% Lehman Long Treasury Index.
**Six months ended March 31, 2001.
See Financial Highlights table on page 22 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------

13

FINANCIAL STATEMENTS
  MARCH 31, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE+
ASSET ALLOCATION FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
COMMON STOCKS (54.4%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                       4,309,600            $  180,400
* Microsoft Corp.                            2,319,400               126,842
  Exxon Mobil Corp.                          1,511,920               122,466
  Pfizer, Inc.                               2,744,025               112,368
  Citigroup, Inc.                            2,186,061                98,329
  Wal-Mart Stores, Inc.                      1,942,700                98,106
  American International
     Group, Inc.                             1,013,002                81,547
  Intel Corp.                                2,928,600                77,059
  Merck & Co., Inc.                          1,003,600                76,173
* AOL Time Warner Inc.                       1,884,400                75,659
  International Business
     Machines Corp.                            761,800                73,270
  SBC Communications Inc.                    1,472,214                65,705
  Verizon Communications                     1,173,332                57,845
  Johnson & Johnson                            605,100                52,928
  Royal Dutch Petroleum Co. ADR                932,900                51,720
  Bristol-Myers Squibb Co.                     848,760                50,416
* Cisco Systems, Inc.                        3,134,900                49,571
  The Coca-Cola Co.                          1,078,900                48,723
  Philip Morris Cos., Inc.                     966,300                45,851
  Home Depot, Inc.                           1,008,200                43,453
  Bank of America Corp.                        708,688                38,801
  Eli Lilly & Co.                              490,900                37,632
  J.P. Morgan Chase & Co.                      828,368                37,194
  Wells Fargo Co.                              740,810                36,648
* Oracle Corp.                               2,433,900                36,460
  Procter & Gamble Co.                         567,544                35,528
  AT&T Corp.                                 1,635,277                34,831
  Fannie Mae                                   436,700                34,761
  American Home Products Corp.                 568,000                33,370
  BellSouth Corp.                              810,000                33,145
* Viacom Inc. Class B                          753,508                33,132
  Tyco International Ltd.                      758,285                32,781
  Abbott Laboratories                          673,800                31,797
* Dell Computer Corp.                        1,121,300                28,803
  Pharmacia Corp.                              560,257                28,220
* EMC Corp.                                    952,424                28,001
  PepsiCo, Inc.                                625,400                27,486
* Amgen, Inc.                                  448,200                26,976
  Hewlett-Packard Co.                          839,800                26,261
  Morgan Stanley Dean
     Witter & Co.                              485,700                25,985
  The Walt Disney Co.                          908,000                25,969
* Qwest Communications
      International Inc.                       717,672                25,154
  Chevron Corp.                                279,900                24,575
  American Express Co.                         579,335                23,927
  Medtronic, Inc.                              520,800                23,821
* WorldCom, Inc.                             1,254,866                23,450
  Texas Instruments, Inc.                      753,700                23,350
  Schering-Plough Corp.                        633,700                23,149
  Ford Motor Co.                               815,408                22,929

14

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE+
ASSET ALLOCATION FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
* Sun Microsystems, Inc.                     1,404,500            $   21,587
  The Boeing Co.                               362,986                20,222
  Freddie Mac                                  300,600                19,488
  Merrill Lynch & Co., Inc.                    351,000                19,445
  U.S. Bancorp                                 836,677                19,411
  Nortel Networks Corp.                      1,372,040                19,277
  Enron Corp.                                  323,600                18,801
  E.I. du Pont de Nemours & Co.                450,767                18,346
* QUALCOMM, Inc.                               323,800                18,335
  Bank One Corp.                               504,335                18,247
  Anheuser-Busch Cos., Inc.                    391,828                17,997
  Minnesota Mining &
     Manufacturing Co.                         171,800                17,850
  Walgreen Co.                                 437,200                17,838
  FleetBoston Financial Corp.                  470,823                17,774
* Comcast Corp.-Special Class A                404,000                16,943
  Texaco Inc.                                  240,200                15,949
  The Bank of New York Co., Inc.               322,900                15,900
  Kimberly-Clark Corp.                         232,692                15,784
  McDonald's Corp.                             573,600                15,229
* Applied Materials, Inc.                      349,400                15,199
  Automatic Data
     Processing, Inc.                          275,700                14,993
  United Technologies Corp.                    203,300                14,902
  Lucent Technologies, Inc.                  1,447,571                14,432
  Schlumberger Ltd.                            248,200                14,299
  El Paso Corp.                                217,798                14,222
  Gillette Co.                                 455,300                14,192
  Honeywell International Inc.                 347,150                14,164
  Target Corp.                                 386,836                13,957
  First Union Corp.                            422,332                13,937
* Clear Channel
     Communications, Inc.                      255,200                13,896
  Duke Energy Corp.                            323,862                13,842
  Colgate-Palmolive Co.                        248,300                13,721
  Alcoa Inc.                                   378,336                13,601
  Washington Mutual, Inc.                      247,341                13,542
  Allstate Corp.                               322,854                13,541
  Motorola, Inc.                               946,220                13,493
  Compaq Computer Corp.                        733,648                13,352
  Unilever NV ADR                              247,842                13,046
  General Motors Corp.                         244,004                12,652
  Dow Chemical Co.                             389,517                12,297
  MBNA Corp.                                   368,250                12,189
  Household International, Inc.                205,588                12,179
* Safeway, Inc.                                215,900                11,907
  Baxter International, Inc.                   126,300                11,890
  Cardinal Health, Inc.                        119,950                11,605
  Emerson Electric Co.                         185,000                11,470
  Electronic Data Systems Corp.                204,200                11,407
  Marsh & McLennan Cos., Inc.                  119,250                11,332
  Fifth Third Bancorp                          198,925                10,630
  First Data Corp.                             175,800                10,497
  Southern Co.                                 295,800                10,380
* Micron Technology, Inc.                      247,600                10,283
* AES Corp.                                    203,400                10,162
* JDS Uniphase Corp.                           548,300                10,109
  CVS Corp.                                    171,400                10,025
  Metropolitan Life Insurance Co.              330,600                 9,935
  HCA-The Healthcare Co.                       242,545                 9,767
  Lowe's Cos., Inc.                            164,000                 9,586
* The Kroger Co.                               359,900                 9,282
  Charles Schwab Corp.                         597,375                 9,212
  Exelon Corp.                                 139,925                 9,179
* Kohl's Corp.                                 145,100                 8,951
  The Gap, Inc.                                371,337                 8,808
  Mellon Financial Corp.                       216,000                 8,752
  Williams Cos., Inc.                          203,700                 8,729
  PNC Financial Services Group                 126,600                 8,577
  SunTrust Banks, Inc.                         131,300                 8,508
  Sprint Corp.                                 381,800                 8,396
  UnitedHealth Group Inc.                      140,400                 8,320
  Corning, Inc.                                398,600                 8,247
  American General Corp.                       215,290                 8,235
* Veritas Software Corp.                       174,100                 8,050
  Sara Lee Corp.                               361,200                 7,795
  Sysco Corp.                                  293,900                 7,791
  Conoco Inc. Class B                          269,239                 7,606
* Sprint PCS                                   399,900                 7,598
* Costco Wholesale Corp.                       193,312                 7,588
  Illinois Tool Works, Inc.                    132,200                 7,514
  International Paper Co.                      206,410                 7,447
  CIGNA Corp.                                   69,200                 7,429
* Tellabs, Inc.                                178,500                 7,263
  National City Corp.                          269,882                 7,219
  Dynegy, Inc.                                 140,200                 7,152
  Carnival Corp.                               257,000                 7,111
  ALLTEL Corp.                                 134,800                 7,072
  Halliburton Co.                              191,700                 7,045
  Gannett Co., Inc.                            116,900                 6,981
  Computer Associates
     International, Inc.                       252,200                 6,860
  Anadarko Petroleum Corp.                     109,033                 6,845
  Caterpillar, Inc.                            150,300                 6,670
  Waste Management, Inc.                       269,810                 6,664
  Dominion Resources, Inc.                     103,278                 6,658
  American Electric
     Power Co., Inc.                           141,360                 6,644
  State Street Corp.                            70,700                 6,603
* Calpine Corp.                                119,900                 6,603
  Lehman Brothers Holdings, Inc.               105,200                 6,596
  Lockheed Martin Corp.                        184,382                 6,573
  Omnicom Group Inc.                            76,200                 6,315
  AFLAC, Inc.                                  226,300                 6,232
  H.J. Heinz Co.                               151,400                 6,086
  Providian Financial Corp.                    124,000                 6,082
  BB&T Corp.                                   172,900                 6,081
* Guidant Corp.                                134,900                 6,069

15

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE+
ASSET ALLOCATION FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
* Tenet Healthcare Corp.                       137,900            $    6,068
* Agilent Technologies, Inc.                   197,347                 6,064
  Phillips Petroleum Co.                       109,500                 6,028
  Paychex, Inc.                                161,050                 5,969
  Northern Trust Corp.                          94,700                 5,919
  Union Pacific Corp.                          105,100                 5,912
  The Hartford Financial
     Services Group Inc.                        99,000                 5,841
  Reliant Energy, Inc.                         126,722                 5,734
  Albertson's, Inc.                            180,036                 5,729
  Southwest Airlines Co.                       321,850                 5,713
  Linear Technology Corp.                      138,700                 5,695
  Transocean Sedco Forex Inc.                  130,007                 5,636
* Analog Devices, Inc.                         155,000                 5,617
  Campbell Soup Co.                            187,000                 5,586
  The Quaker Oats Co.                           56,700                 5,503
  General Dynamics Corp.                        87,300                 5,477
  The Chubb Corp.                               75,600                 5,476
  General Mills, Inc.                          127,200                 5,471
  Burlington Northern
     Santa Fe Corp.                            179,496                 5,453
  Eastman Kodak Co.                            135,000                 5,385
  Tribune Co.                                  131,902                 5,374
  Sears, Roebuck & Co.                         150,100                 5,294
  Wachovia Corp.                                87,400                 5,266
* Solectron Corp.                              276,700                 5,260
  Loews Corp.                                   88,400                 5,252
* Global Crossing Ltd.                         387,615                 5,229
  Baker Hughes, Inc.                           143,260                 5,202
  Alcan Inc.                                   142,550                 5,132
* Maxim Integrated Products, Inc.              123,200                 5,124
* FedEx Corp.                                  122,920                 5,123
  USA Education Inc.                            70,100                 5,093
* Siebel Systems, Inc.                         186,208                 5,065
* Xilinx, Inc.                                 142,300                 4,998
  The McGraw-Hill Cos., Inc.                    83,400                 4,975
  Harley-Davidson, Inc.                        129,700                 4,922
  Weyerhaeuser Co.                              96,400                 4,896
  NIKE, Inc. Class B                           119,400                 4,842
  KeyCorp                                      186,300                 4,807
  Capital One Financial Corp.                   86,500                 4,801
  May Department Stores Co.                    135,200                 4,797
* NEXTEL Communications, Inc.                  333,200                 4,790
  TXU Corp.                                    115,241                 4,762
  Kellogg Co.                                  174,700                 4,722
  Wrigley, (Wm.) Jr. Co.                        97,000                 4,680
  FPL Group, Inc.                               76,000                 4,659
  Masco Corp.                                  191,100                 4,613
* Cendant Corp.                                312,234                 4,555
  Golden West Financial Corp.                   70,000                 4,543
  Xcel Energy, Inc.                            150,095                 4,519
  Interpublic Group of Cos., Inc.              130,900                 4,496
* Forest Laboratories, Inc.                     75,700                 4,484
  Stryker Corp.                                 84,700                 4,426
  Comerica, Inc.                                71,050                 4,370
  Marriott International, Inc.
     Class A                                   105,000                 4,324
  Avon Products, Inc.                          106,500                 4,259
  Raytheon Co. Class B                         144,600                 4,248
  St. Paul Cos., Inc.                           96,056                 4,231
  Hershey Foods Corp.                           60,900                 4,222
  ConAgra Foods, Inc.                          230,700                 4,208
* Comverse Technology, Inc.                     71,400                 4,205
  Public Service Enterprise
     Group, Inc.                                96,900                 4,182
  TJX Cos., Inc.                               130,100                 4,163
  Franklin Resources Corp.                     105,600                 4,130
  Allergan, Inc.                                55,600                 4,123
  Ralston-Ralston Purina Group                 131,100                 4,084
  Burlington Resources, Inc.                    91,185                 4,081
* ALZA Corp.                                   100,300                 4,062
* Biogen, Inc.                                  63,900                 4,046
  Progress Energy, Inc.                         91,154                 3,926
  Pitney Bowes, Inc.                           112,500                 3,909
  Occidental Petroleum Corp.                   156,300                 3,868
* Yahoo!, Inc.                                 244,600                 3,852
  Aon Corp.                                    107,925                 3,831
  Entergy Corp.                                 99,700                 3,789
  Air Products & Chemicals, Inc.                98,600                 3,786
  Deere & Co.                                  104,000                 3,779
  Becton, Dickinson & Co.                      105,900                 3,740
* Altera Corp.                                 170,800                 3,662
* Federated Department
     Stores, Inc.                               87,400                 3,631
  Adobe Systems, Inc.                          103,400                 3,616
  Archer-Daniels-Midland Co.                   274,355                 3,608
  Unocal Corp.                                 103,539                 3,579
  Lincoln National Corp.                        84,200                 3,576
  USX-Marathon Group                           132,600                 3,574
* Boston Scientific Corp.                      176,000                 3,552
  Textron, Inc.                                 62,000                 3,524
* Chiron Corp.                                  80,100                 3,514
* Advanced Micro Devices, Inc.                 132,000                 3,503
  Consolidated Edison Inc.                      94,200                 3,495
  PPG Industries, Inc.                          75,400                 3,475
  Danaher Corp.                                 62,500                 3,410
  Delphi Automotive
     Systems Corp.                             240,218                 3,404
  Synovus Financial Corp.                      125,750                 3,395
* Starbucks Corp.                               79,500                 3,374
  MBIA, Inc.                                    41,700                 3,364
  McKesson HBOC, Inc.                          125,165                 3,348
  IMS Health, Inc.                             134,400                 3,347
  SouthTrust Corp.                              71,400                 3,267
* Nabors Industries, Inc.                       63,000                 3,266
  The CIT Group, Inc.                          112,800                 3,258
  MGIC Investment Corp.                         47,500                 3,250
  Coca-Cola Enterprises, Inc.                  180,900                 3,216

16

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE+
ASSET ALLOCATION FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
  Mattel, Inc.                                 180,687            $    3,205
* MedImmune Inc.                                89,000                 3,193
  Devon Energy Corp.                            54,700                 3,184
* Univision Communications Inc.                 82,800                 3,160
  The Clorox Co.                               100,400                 3,158
* Best Buy Co., Inc.                            87,800                 3,157
* Apple Computer, Inc.                         140,800                 3,107
  CSX Corp.                                     92,100                 3,104
  Dover Corp.                                   86,600                 3,104
  Apache Corp.                                  53,600                 3,088
* KLA-Tencor Corp.                              78,400                 3,087
  Newell Rubbermaid, Inc.                      114,609                 3,037
* Concord EFS, Inc.                             74,875                 3,028
  Amerada Hess Corp.                            38,700                 3,023
  RadioShack Corp.                              82,028                 3,010
  Jefferson-Pilot Corp.                         44,200                 3,001
  UnumProvident Corp.                          102,591                 2,998
  Progressive Corp. of Ohio                     30,700                 2,979
  Praxair, Inc.                                 66,500                 2,969
  Biomet, Inc.                                  75,300                 2,966
* Broadcom Corp.                               102,500                 2,962
* Bed Bath & Beyond, Inc.                      120,400                 2,957
* Staples, Inc.                                198,600                 2,954
  Molex, Inc.                                   83,450                 2,944
  New York Times Co. Class A                    71,500                 2,929
  Georgia Pacific Group                         99,245                 2,918
* King Pharmaceuticals, Inc.                    71,600                 2,918
  Rockwell International Corp.                  79,800                 2,901
  Dollar General Corp.                         141,888                 2,900
  PPL Corp.                                     65,900                 2,897
  Rohm & Haas Co.                               93,339                 2,876
  Cintas Corp.                                  72,900                 2,874
  AMBAC Financial Group Inc.                    45,250                 2,870
* ADC Telecommunications, Inc.                   6,700                 2,862
* PeopleSoft, Inc.                             122,000                 2,859
  Starwood Hotels & Resorts
     Worldwide, Inc.                            83,500                 2,840
  The Limited, Inc.                            179,776                 2,826
  Constellation Energy Group                    63,950                 2,820
  Scientific-Atlanta, Inc.                      67,800                 2,820
  AmSouth Bancorp                              164,400                 2,764
  NiSource, Inc.                                88,773                 2,763
  Northrop Grumman Corp.                        31,600                 2,749
  FirstEnergy Corp.                             97,900                 2,733
  Norfolk Southern Corp.                       163,200                 2,732
  Ingersoll-Rand Co.                            68,750                 2,730
  Tosco Corp.                                   63,600                 2,720
  Kerr-McGee Corp.                              41,797                 2,713
* Noble Drilling Corp.                          58,100                 2,682
* Sabre Holdings Corp.                          57,519                 2,656
* Wellpoint Health
     Networks Inc. Class A                      27,700                 2,640
  Kinder Morgan, Inc.                           49,500                 2,633
  Charter One Financial                         92,795                 2,626
  Cincinnati Financial Corp.                    69,200                 2,625
  Regions Financial Corp.                       92,200                 2,622
  Stilwell Financial, Inc.                      95,400                 2,559
  Applera Corp-Applied
     Biosystems Group                           92,200                 2,559
* Sanmina Corp.                                129,000                 2,524
  Avery Dennison Corp.                          48,500                 2,523
* Lexmark International, Inc.                   54,800                 2,495
* Intuit, Inc.                                  88,300                 2,450
* Tricon Global Restaurants, Inc.               64,000                 2,444
* Teradyne, Inc.                                73,800                 2,435
* Toys R Us, Inc.                               96,500                 2,422
  DTE Energy Co.                                60,800                 2,420
  Ameren Corp.                                  58,400                 2,391
  Fortune Brands, Inc.                          69,200                 2,380
  Countrywide Credit
     Industries, Inc.                           48,200                 2,379
* Convergys Corp.                               65,800                 2,373
  Old Kent Financial Corp.                      61,335                 2,331
  Ecolab, Inc.                                  54,900                 2,329
  Barrick Gold Corp.                           162,800                 2,326
* Computer Sciences Corp.                       71,800                 2,323
* Gateway, Inc.                                137,900                 2,318
  Union Planters Corp.                          59,600                 2,294
* Network Appliance, Inc.                      136,300                 2,292
  KeySpan Corp.                                 60,000                 2,288
  Bear Stearns Co., Inc.                        49,887                 2,282
* Novellus Systems, Inc.                        56,100                 2,276
* BMC Software, Inc.                           105,700                 2,273
  Torchmark Corp.                               58,300                 2,264
  Johnson Controls, Inc.                        36,200                 2,261
* AMR Corp.                                     64,300                 2,258
  Cinergy Corp.                                 67,018                 2,248
* HEALTHSOUTH Corp.                            173,100                 2,231
  UST, Inc.                                     74,100                 2,227
* Watson Pharmaceuticals, Inc.                  42,300                 2,225
  Allegheny Energy, Inc.                        48,000                 2,220
* Aetna Inc-New                                 61,706                 2,216
  Symbol Technologies, Inc.                     63,300                 2,209
  Conseco Inc.                                 135,145                 2,176
* LSI Logic Corp.                              136,800                 2,152
  Willamette Industries, Inc.                   46,600                 2,144
  Eaton Corp.                                   31,000                 2,123
  Delta Air Lines, Inc.                         53,500                 2,113
* Applied Micro Circuits Corp.                 128,000                 2,112
  H & R Block, Inc.                             42,000                 2,103
  EOG Resources, Inc.                           50,200                 2,070
* Palm, Inc.                                   243,115                 2,044
  Dow Jones & Co., Inc.                         39,000                 2,042
  Sempra Energy                                 87,592                 2,039
  PG&E Corp.                                   163,600                 2,037
  Vulcan Materials Co.                          43,100                 2,018
* National Semiconductor Corp.                  75,400                 2,017
* St. Jude Medical, Inc.                        37,100                 1,998

17

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE+
ASSET ALLOCATION FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
  Moody's Corp.                                 70,600            $    1,946
  Genuine Parts Co.                             75,050                 1,945
  Equifax, Inc.                                 62,000                 1,937
* Kmart Corp.                                  204,700                 1,924
* Fiserv, Inc.                                  42,960                 1,922
  Parker Hannifin Corp.                         48,225                 1,916
  Knight Ridder                                 35,400                 1,901
* Vitesse Semiconductor Corp.                   78,700                 1,874
* Unisys Corp.                                 133,600                 1,870
  Edison International                         146,800                 1,856
  Sigma-Aldrich Corp.                           38,500                 1,843
  Brown-Forman Corp. Class B                    29,700                 1,840
  Sherwin-Williams Co.                          71,800                 1,829
  TRW, Inc.                                     53,200                 1,809
  VF Corp.                                      50,728                 1,775
  Winn-Dixie Stores, Inc.                       61,800                 1,753
  J.C. Penney Co., Inc.                        108,700                 1,738
  The BFGoodrich Co.                            45,200                 1,734
  GPU, Inc.                                     53,300                 1,732
* Robert Half International, Inc.               77,100                 1,723
  CenturyTel, Inc.                              59,650                 1,715
* Jabil Circuit, Inc.                           79,200                 1,712
* Thermo Electron Corp.                         75,700                 1,702
  Xerox Corp.                                  282,996                 1,695
  Tiffany & Co.                                 62,200                 1,695
  Pinnacle West Capital Corp.                   36,300                 1,665
* Citrix Systems, Inc.                          78,700                 1,663
  Hilton Hotels Corp.                          157,900                 1,650
  CMS Energy Corp.                              55,000                 1,627
  SAFECO Corp.                                  57,600                 1,624
  T. Rowe Price Group Inc.                      51,800                 1,622
* AutoZone Inc.                                 57,800                 1,620
  Leggett & Platt, Inc.                         84,200                 1,619
  Eastman Chemical Co.                          32,850                 1,617
* NCR Corp.                                     41,100                 1,604
  The Goodyear Tire & Rubber Co.                66,200                 1,579
  ITT Industries, Inc.                          40,000                 1,550
* Harrah's Entertainment, Inc.                  52,600                 1,548
  Whirlpool Corp.                               30,900                 1,545
* Avaya Inc.                                   118,264                 1,537
  Huntington Bancshares Inc.                   107,687                 1,535
* Compuware Corp.                              156,700                 1,528
  Engelhard Corp.                               59,050                 1,527
  R.R. Donnelley & Sons Co.                     58,000                 1,521
  Fluor Corp.                                   33,700                 1,500
  PACCAR, Inc.                                  33,340                 1,494
* Citizens Communications Co.                  114,600                 1,450
* Mercury Interactive Corp.                     34,600                 1,449
  W.W. Grainger, Inc.                           42,200                 1,428
  Nucor Corp.                                   35,600                 1,426
  Darden Restaurants Inc.                       59,900                 1,423
  Phelps Dodge Corp.                            35,203                 1,414
  Black & Decker Corp.                          38,000                 1,396
  Harcourt General, Inc.                        24,863                 1,384
  Cooper Industries, Inc.                       40,057                 1,340
* Allied Waste Industries, Inc.                 81,900                 1,284
* Office Depot, Inc.                           145,200                 1,271
* Niagara Mohawk Holdings Inc.                  74,200                 1,254
  Sunoco, Inc.                                  38,567                 1,251
  Liz Claiborne, Inc.                           26,500                 1,247
  The Stanley Works                             37,800                 1,246
  Placer Dome, Inc.                            139,700                 1,208
* Inco Ltd.                                     80,098                 1,188
  Ashland, Inc.                                 30,800                 1,183
* US Airways Group, Inc.                        33,300                 1,180
* Sealed Air Corp.                              35,315                 1,177
* Tektronix, Inc.                               43,100                 1,176
  Wendy's International, Inc.                   52,300                 1,167
  Maytag Corp.                                  35,600                 1,148
  Newmont Mining Corp.                          71,046                 1,145
  PerkinElmer, Inc.                             21,800                 1,143
  Pall Corp.                                    51,366                 1,126
  Dana Corp.                                    65,159                 1,119
  The Mead Corp.                                43,400                 1,089
  Bausch & Lomb, Inc.                           23,800                 1,087
  Centex Corp.                                  26,000                 1,083
* FMC Corp.                                     14,500                 1,068
* American Power
     Conversion Corp.                           82,800                 1,067
* Parametric Technology Corp.                  117,700                 1,067
* Rowan Cos., Inc.                              38,700                 1,064
  C.R. Bard, Inc.                               23,400                 1,062
  Adolph Coors Co. Class B                      16,100                 1,054
  Westvaco Corp.                                43,400                 1,052
  Temple-Inland Inc.                            23,000                 1,018
* Cabletron Systems, Inc.                       78,200                 1,009
  International Flavors &
     Fragrances, Inc.                           44,300                   977
  Dillard's Inc.                                44,100                   968
  Alberto-Culver Co. Class B                    24,200                   960
* Freeport-McMoRan Copper &
     Gold Inc. Class B                          73,500                   959
  Hasbro, Inc.                                  73,900                   953
* Manor Care, Inc.                              45,700                   932
  Visteon Corp.                                 61,703                   928
* Quintiles Transnational Corp.                 48,800                   921
  Nordstrom, Inc.                               56,100                   913
  Circuit City Stores, Inc.                     85,900                   911
* QLogic Corp.                                  39,300                   884
  Millipore Corp.                               18,800                   870
* Conexant Systems, Inc.                        96,200                   860
* Pactiv Corp.                                  70,700                   856
  Autodesk, Inc.                                26,500                   810
  Pulte Corp.                                   19,800                   800
  Meredith Corp.                                22,800                   796
  Deluxe Corp.                                  33,300                   788
  Brunswick Corp.                               40,000                   785
  NICOR, Inc.                                   20,900                   779

18

--------------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE+
ASSET ALLOCATION FUND                           SHARES                 (000)
--------------------------------------------------------------------------------
  SuperValu Inc.                                57,600            $      768
  Snap-On Inc.                                  25,850                   753
  Bemis Co., Inc.                               22,700                   751
  Great Lakes Chemical Corp.                    24,100                   741
* Humana, Inc.                                  69,800                   732
  Crane Co.                                     27,837                   725
  Boise Cascade Corp.                           22,900                   719
* Novell, Inc.                                  43,600                   718
  Allegheny Technologies Inc.                   38,455                   670
* Navistar International Corp.                  28,780                   656
  Cummins Engine Co., Inc.                      17,400                   653
* BroadVision, Inc.                             15,400                   617
* Reebok International Ltd.                     24,200                   602
  Tupperware Corp.                              25,200                   601
  Peoples Energy Corp.                          15,100                   587
  Ball Corp.                                    12,700                   583
  Hercules, Inc.                                44,500                   578
  KB Home                                       17,100                   558
  USX-U.S. Steel Group                          37,340                   549
  Ryder System, Inc.                            29,800                   536
* Andrew Corp.                                  36,175                   520
  Homestake Mining Co.                          98,800                   520
  Longs Drug Stores, Inc.                       16,900                   500
  ONEOK, Inc.                                   12,200                   499
* Consolidated Stores, Inc.                     46,700                   469
* Power-One, Inc.                               32,300                   468
  National Service Industries, Inc.             19,200                   450
  Louisiana-Pacific Corp.                       45,000                   432
  The Timken Co.                                26,300                   412
  Thomas & Betts Corp.                          23,700                   411
  Briggs & Stratton Corp.                       10,500                   403
  Potlatch Corp.                                12,400                   396
  Cooper Tire & Rubber Co.                      33,400                   379
* Adaptec, Inc.                                 43,600                   378
* Sapient Corp.                                 50,300                   362
  Worthington Industries, Inc.                  38,350                   357
  American Greetings
     Corp. Class A                              29,800                   316
  McDermott International, Inc.                 24,600                   311
  Progress Energy, Inc. CVO                     23,800                    10
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $3,819,158)                                                4,511,614
--------------------------------------------------------------------------------
                                                  FACE
                                                AMOUNT
                                                 (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (9.4%)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS
      5.25%, 11/15/2028                      $  30,490                28,889
(3)   5.50%, 8/15/2028                          37,600                36,908
(3)   6.375%, 8/15/2027                         99,670               109,637
      6.75%, 8/15/2026                          18,000                20,686
      6.875%, 8/15/2025                        108,575               126,251
(2)   7.125%, 2/15/2023                         25,495                30,270
(2)   7.25%, 5/15/2016                          90,550               106,695
      7.625%, 11/15/2022                         2,870                 3,585
(3)   7.625%, 2/15/2025                         12,585                15,851
(2)   8.00%, 11/15/2021                         58,320                75,221
(2)   8.125%, 5/15/2021                         53,485                69,632
      8.75%, 5/15/2017                             540                   725
      8.75%, 5/15/2020                           2,000                 2,738
      8.875%, 2/15/2019                         13,490                18,509
      10.625%, 8/15/2015                         7,940                12,020
(3)   11.75%, 11/15/2014                        74,775               109,385
      12.75%, 11/15/2010                        10,720                14,217
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $716,506)                                                    781,219
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (35.4%)(1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (24.9%)
AIG Funding, Inc.
  5.17%, 5/18/2001                              20,000                19,877
  5.17%, 5/25/2001                              30,000                29,787
  5.18%, 5/21/2001                              30,000                29,803
ALCOA Inc.
  4.97%, 5/14/2001                              50,000                49,711
  5.20%, 5/18/2001                              30,000                29,813
American Express Credit Corp.
  5.35%, 4/6/2001                               22,419                22,402
American Honda Finance Co.
  5.18%, 5/21/2001                              10,000                 9,934
  5.28%, 4/30/2001                              50,000                49,806
  5.33%, 4/18/2001                              20,000                19,955
Anheuser-Busch Companies, Inc.
  4.86%, 5/15/2001                              30,000                29,824
Caterpillar Financial Services Ltd.
  4.76%, 5/29/2001                              25,000                24,981
  4.81%, 4/27/2001                              25,000                24,913
  5.22%, 4/5/2001                               10,000                 9,994
  5.25%, 4/30/2001                              20,000                19,923
Ciesco LP Inc.
  5.09%, 4/10/2001                              25,000                24,968
  5.09%, 4/12/2001                              30,000                29,953
  5.37%, 4/4/2001                               25,000                24,989
Coca-Cola Co.
  4.60%, 6/28/2001                              50,000                49,428
  5.18%, 5/11/2001                              30,000                29,840
Dow Chemical Co.
  4.90%, 4/25/2001                              80,000                79,739
E.I. du Pont de Nemours & Co.
  5.06%, 4/20/2001                              48,857                48,726
  5.25%, 4/26/2001                              30,000                29,900
Duke Energy
  4.87%, 6/5/2001                               20,000                19,832
  5.00%, 5/25/2001                              30,000                29,786
  5.15%, 5/11/2001                              30,000                29,840

19

--------------------------------------------------------------------------------
                                                  FACE                MARKET
                                                AMOUNT                VALUE+
                                                 (000)                 (000)
--------------------------------------------------------------------------------
Equilon Enterprises LLC
  4.789%, 6/13/2001                           $ 20,700           $    20,505
  4.90%, 5/15/2001                              24,200                24,055
  5.01%, 5/4/2001                               49,000                48,775
Ford Motor Credit Co.
  5.25%, 4/13/2001                              50,000                49,922
  5.47%, 4/20/2001                              30,000                29,925
General Electric Capital Corp.
  5.43%, 4/11/2001                              53,000                52,933
  5.463%, 4/18/2001                             25,000                24,945
General Motors Acceptance Corp.
  5.11%, 5/25/2001                              30,000                29,786
  5.43%, 4/12/2001                              50,000                49,929
Gillette Company
  5.43%, 4/19/2001                              40,000                39,891
H. J. Heinz & Co.
  4.77%, 5/8/2001                               25,000                24,877
  4.82%, 5/14/2001                              30,000                29,827
  5.00%, 5/3/2001                               16,000                15,929
  5.35%, 4/6/2001                                9,800                 9,793
Hertz Corp.
  5.15%, 4/20/2001                              50,000                49,864
  5.34%, 4/6/2001                               25,000                24,986
Household Finance Co.
  5.09%, 5/25/2001                              40,000                39,714
  5.25%, 4/20/2001                              40,000                39,900
IBM Credit Corp.
  5.10%, 4/12/2001                              20,000                19,969
  5.35%, 4/6/2001                               60,000                59,955
International Lease Finance Corp.
  4.95%, 5/3/2001                               23,000                22,899
  5.28%, 4/23/2001                              50,000                49,854
KFW International Finance Corp.
  4.67%, 6/21/2001                              18,000                17,809
  5.50%, 4/20/2001                              43,300                43,190
  5.51%, 4/24/2001                              18,700                18,643
MetLife Funding, Inc.
  4.66%, 6/21/2001                              43,946                43,487
  5.21%, 5/17/2001                              25,000                24,847
Paccar Financial Corp.
  4.85%, 6/13/2001                              35,000                34,671
  5.20%, 5/18/2001                              40,700                40,449
Phillip Morris Co.
  4.80%, 6/13/2001                              30,000                29,708
  5.24%, 5/11/2001                              47,000                46,750
  5.30%, 5/3/2001                               25,000                24,894
Transamerica Finance Corp.
  4.96%, 6/4/2001                               10,000                 9,918
  5.23%, 4/24/2001                              40,000                39,879
  5.44%, 4/27/2001                              30,000                29,882
USAA Capital Corp.
  5.12%, 4/10/2001                              16,900                16,878
  5.25%, 5/15/2001                              25,000                24,854
  5.30%, 4/20/2001                              35,000                34,913
Walt Disney Co.
  4.62%, 7/6/2001                               20,000                19,755
  4.72%, 6/4/2001                               40,000                39,669
                                                                ---------------
                                                                   2,066,153
                                                                ---------------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (10.5%)
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  5.23%, 4/2/2001                              854,798               854,798
  5.23%, 4/2/2001--Note F                       15,855                15,855
                                                                ---------------
                                                                     870,653
                                                                ---------------
-------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $2,936,193)                                                2,936,806
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.2%)
  (Cost $7,471,857)                                                8,229,639
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-------------------------------------------------------------------------------
Other Assets--Note C                                                 106,868
Liabilities--Note F                                                  (38,172)
                                                                ---------------
                                                                      68,696
                                                                ---------------

-------------------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------------------
Applicable to 386,444,720 outstanding
  $.001 par value shares of beneficial interest
  (unlimited authorization)                                       $8,298,335
===============================================================================

NET ASSET VALUE PER SHARE                                             $21.47
===============================================================================
  +See Note A in Notes to Financial Statements.
  *Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 89.5% and 0.3%, respectively, of net assets. See Note E in Notes to Financial Statements.
(2)Securities with an aggregate value of $174,667,000 have been segregated as initial margin for open futures contracts.
(3)All or part of security position is on loan to broker/dealers. See Note F in Notes to Financial Statements.
  ADR--American Depositary Receipt.



------------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------
                                  Amount           Per
                                   (000)         Share
------------------------------------------------------
Paid-in Capital               $7,844,998       $20.30
Undistributed Net
  Investment Income               66,223          .17
Accumulated Net
  Realized Losses               (241,565)        (.63)
Unrealized Appreciation
  (Depreciation)--Note E
  Investment Securities          757,782         1.96
  Futures Contracts             (129,103)        (.33)
------------------------------------------------------
NET ASSETS                    $8,298,335       $21.47
======================================================

20


STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

-------------------------------------------------------------------------------
                                                       ASSET ALLOCATION FUND
                                             SIX MONTHS ENDED MARCH 31, 2001
                                                                       (000)
-------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                        $  21,608
  Interest                                                           152,516
  Security Lending                                                       510
-------------------------------------------------------------------------------
  Total Income                                                       174,634
-------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B                                       4,707
The Vanguard Group--Note C
  Management and Administrative                                       12,563
  Marketing and Distribution                                             573
Custodian Fees                                                            86
Auditing Fees                                                             21
Shareholders' Reports                                                     37
Trustees' Fees and Expenses                                                7
-------------------------------------------------------------------------------
  Total Expenses                                                      17,994
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                156,640
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                         182,062
  Futures Contracts                                                 (480,992)
-------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                            (298,930)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                             (743,408)
  Futures Contracts                                                  (68,289)
-------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                    (811,697)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    $(953,987)
===============================================================================

21

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------
                                                 ASSET ALLOCATION FUND
                                        ---------------------------------------
                                            SIX MONTHS                  YEAR
                                                 ENDED                 ENDED
                                         MAR. 31, 2001         SEP. 30, 2000
                                                 (000)                 (000)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                     $  156,640            $  355,310
  Realized Net Gain (Loss)                    (298,930)              225,802
  Change in Unrealized Appreciation
    (Depreciation)                            (811,697)              326,746
-------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations               (953,987)              907,858
-------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                       (196,333)             (341,720)
  Realized Capital Gain                        (96,382)             (330,282)
-------------------------------------------------------------------------------
    Total Distributions                       (292,715)             (672,002)
-------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                     1,058,344             1,735,812
  Issued in Lieu of Cash Distributions         281,213               646,106
  Redeemed                                    (555,768)           (2,038,647)
-------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                       783,789               343,271
-------------------------------------------------------------------------------
  Total Increase (Decrease)                   (462,913)              579,127
-------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                        8,761,248             8,182,121
-------------------------------------------------------------------------------
  End of Period                             $8,298,335            $8,761,248
===============================================================================

1Shares Issued (Redeemed)
 Issued                                         44,902                71,069
 Issued in Lieu of Cash Distributions           11,921                26,967
 Redeemed                                      (23,748)              (84,051)
-------------------------------------------------------------------------------
    Net Increase (Decrease) in
      Shares Outstanding                        33,075                13,985
===============================================================================

22

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


--------------------------------------------------------------------------------------------------------
                                                                  ASSET ALLOCATION FUND
                                                                YEAR ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING            SIX MONTHS ENDED  ---------------------------------------------------
THROUGHOUT EACH PERIOD              MARCH 31, 2001      2000      1999      1998      1997       1996
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $24.79        $24.11    $22.90    $21.53    $18.27     $17.03
--------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                    .42          1.03       .80       .79       .74        .69
  Net Realized and Unrealized Gain
    (Loss) on Investments                (2.92)         1.61      2.50      2.33      4.29       1.82
--------------------------------------------------------------------------------------------------------
    Total from Investment Operations     (2.50)         2.64      3.30      3.12      5.03       2.51
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income    (.55)        (1.00)     (.91)     (.74)     (.72)      (.66)
  Distributions from Realized
    Capital Gains                         (.27)         (.96)    (1.18)    (1.01)    (1.05)      (.61)
--------------------------------------------------------------------------------------------------------
    Total Distributions                   (.82)        (1.96)    (2.09)    (1.75)    (1.77)     (1.27)
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD          $21.47        $24.79    $24.11    $22.90    $21.53     $18.27
========================================================================================================

TOTAL RETURN                           -10.38%        11.36%    14.68%    15.24%    29.42%     15.27%
========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)  $8,298        $8,761    $8,182    $5,637    $3,738     $2,341
  Ratio of Total Expenses to
    Average Net Assets                  0.41%*         0.44%     0.49%     0.49%     0.49%      0.47%
  Ratio of Net Investment Income to
    Average Net Assets                  3.58%*         4.18%     3.49%     3.80%     3.96%      4.17%
Portfolio Turnover Rate                   72%*           29%       11%       60%       10%        47%
========================================================================================================
*Annualized.

23

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

24

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Long Treasury Index. For the six months ended March 31, 2001, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2001, the fund had contributed capital of $1,671,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.7% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended March 31, 2001, the fund purchased $2,222,634,000 of investment securities and sold $33,061,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $136,522,000 and $3,892,366,000, respectively.

E. At March 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $757,782,000, consisting of unrealized gains of $1,052,242,000 on securities that had risen in value since their purchase and $294,460,000 in unrealized losses on securities that had fallen in value since their purchase.
     At March 31, 2001, the aggregate settlement value of open futures contracts expiring in December 2000 and the related unrealized depreciation were:

-----------------------------------------------------------------------------
                                                             (000)
                                            ---------------------------------
                                              AGGREGATE
                            NUMBER OF        SETTLEMENT            UNREALIZED
FUTURES CONTRACTS      LONG CONTRACTS             VALUE          DEPRECIATION
-----------------------------------------------------------------------------
S&P 500 Index                   9,957        $2,910,431            $(129,103)
-----------------------------------------------------------------------------

F. The market value of securities on loan to broker/dealers at March 31, 2001, was $272,176,000, for which the fund held as collateral cash of $15,855,000 and U.S. Treasury securities with a market value of $270,917,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

THE PEOPLE
  WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                      JOHN C. BOGLE
         Founder; Chairman and Chief Executive, 1974-1996.

                                                          [SHIP GRAPHIC]
                                                   [THE VANGUARD GROUP (R) LOGO]
                                                      Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q782 052001

VANGUARD (R) U.S. VALUE FUND
SEMIANNUAL REPORT  --   MARCH 31, 2001

STOCK
[GRAPHIC]

[THE VANGUARD GROUP (R) LOGO]

  SOME LESSONS
FROM THE MARKETS

Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
     **THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
     **DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
     **PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard U.S. Value Fund returned 2.2% during the first half of its fiscal year, outpacing its average peer, its benchmark index, and the overall stock market.

*    The broad U.S.  stock market  plunged  -21.4%  during the six months ended
     March 31.

* Value stocks--particularly those of smaller companies--held up better than their growth counterparts.


CONTENTS

1 Letter from the Chairman
4 Report from the Adviser
6 Fund Profile
7 Glossary of Investment Terms
8 Performance Summary
9 Financial Statements

LETTER
  FROM THE CHAIRMAN

Fellow  Shareholder,

The U.S. stock market slumped during the six months ended March 31, 2001. In this difficult environment for stocks, VANGUARD U.S. VALUE FUND'S 2.2% half-year return was a solid achievement.
     The table at right presents the total returns (capital change plus reinvested dividends) for your fund, its average peer mutual fund, and two unmanaged indexes: the Russell 3000 Value Index--the benchmark we consider to be the "best fit" for our fund--and the Wilshire 5000 Total Market Index, a proxy for the entire U.S. stock market. As you can see, our return topped those of all our comparative measures.
     Our total return is based on an increase in net asset value from $10.84 per share on September 30, 2000, to $11.00 per share on March 31, 2001, and is adjusted for a dividend of $0.08 per share paid from net investment income.


TOTAL RETURNS                        SIX MONTHS ENDED
                                       MARCH 31, 2001
-----------------------------------------------------
Vanguard U.S. Value Fund                       2.2%
Average Multi-Cap Value Fund*                 -1.3
Russell 3000 Value Index                      -1.7
Wilshire 5000 Index                          -21.4
-----------------------------------------------------
*Derived from data provided by Lipper Inc.


FINANCIAL MARKETS IN REVIEW



MARKET BAROMETER                                                           TOTAL RETURNS
                                                            PERIODS ENDED MARCH 31, 2001

                                                           SIX          ONE         FIVE
                                                        MONTHS         YEAR       YEARS*
----------------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                               -18.8%       -21.7%        14.2%
Russell 2000 Index (Small-caps)                          -13.0        -15.3          7.8
Wilshire 5000 Index (Entire market)                      -21.4        -24.8         12.4
MSCI EAFE Index (International)                          -15.9        -25.7          3.7
----------------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)                7.4%        12.5%         7.5%
Lehman 10 Year Municipal Bond Index                        6.4         10.8          6.6
Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                                3.0          6.0          5.3
----------------------------------------------------------------------------------------
CPI
Consumer Price Index                                      1.4%         2.9%         2.5%
----------------------------------------------------------------------------------------
*Annualized.


During the past six months, technology stocks continued to plummet from peaks reached early last year, registering especially sharp declines in the first three months of 2001. The tech-stock collapse pulled broad stock market indexes into a bear market--generally defined as a decline of -20% or worse. Amid the turbulence in stocks,

2

bonds provided shelter, with solid returns in nearly all segments of the fixed income markets.
     Two themes dominated the markets during the past six months: weakness in the U.S. economy and corporate earnings, and technology's accelerating free fall. On the economic front, though some indicators remain strong--unemployment is low, and housing sales have been robust--overall growth has slowed dramatically from the torrid pace of the past few years. In the fourth quarter of 2000, real growth in gross domestic product checked in at an annualized rate of 1.0%, compared with a stunning 8.3% a year earlier. In late January, Federal Reserve Board Chairman Alan Greenspan said that first-quarter growth would likely be "close to zero." Amid the market's troubles, consumer confidence, though still at high historical levels, also slipped.
     In the first quarter of 2001, the Fed responded to signs of economic weakness by reducing short-term interest rates three times, for a total of 150 basis points (1.5 percentage points). Stocks rallied after the first cut--a surprise move announced in early January, between the Fed's regularly scheduled meetings--but then lurched downward.
     Hardest hit were technology stocks. During the six months, the tech-heavy Nasdaq Composite Index returned about -49% (by March 31, it was -64% off its peak in March 2000). What began as a fall in speculative dot-coms with slim prospects of profitability spread to established technology companies with solid track records. In the first three months of 2001, bellwether tech stocks such as Cisco Systems and JDS Uniphase declined sharply after the companies reported weak earnings or warned that a slowing economy would be bad news for the bottom line.
     During the half-year, value stocks--those with below-average prices in relation to such measures as earnings and book value--held up much better than their growth counterparts. The value component of the broad-market Russell 3000 Index returned -1.7%, compared with the growth component's -37.4% return. Small- and mid-cap value stocks posted positive returns, while large-cap value stocks declined. The overall U.S. stock market, as represented by the Wilshire 5000 Index, returned -21.4%.

--------------------------------------------------------------------------------
GROWTH STOCKS WITHIN THE RUSSELL 3000 INDEX PLUNGED  -37.4%  DURING THE PERIOD.
--------------------------------------------------------------------------------

     Bonds were the one bright spot in the investment markets. Interest rates across all maturities declined, and prices rose, providing bonds with excellent total returns. The Lehman Brothers Aggregate Bond Index, a measure of the total taxable bond market, returned 7.4% during the six months.

PERFORMANCE OVERVIEW
With the stock market suffering almost across the board, the U.S. Value Fund's fine relative return of 2.2% can be attributed to one factor--solid stock

3

selection. Your fund's adviser, Grantham, Mayo, Van Otterloo & Co. LLC, picked stocks that held up well relative to the market and to our benchmarks. Some even flourished in this difficult environment. For example, Philip Morris, the fund's second-largest holding at the end of the period, returned 65% over the six months.
     Several of our other biggest stocks posted strong gains, including Washington Mutual (39%), Allstate (22%), and Fannie Mae (12%), our largest holding. As this list suggests, financial services companies remained our biggest sector commitment, totaling more than 31% of fund assets. Financial services firms generally fared better than the rest of the market despite some setbacks in the final three months of the period. Our adviser's picks within the sector did better still. Stocks selected in consumer staples also generated very strong returns, both absolutely and relative to benchmarks. But at less than an average of about 5% of fund assets, that sector did not have as large an impact on the overall return.
     Some of the fund's largest holdings did suffer, including AT&T, which fell -26%. Many of our tech-related stocks fell much further. But, overall, the fund's gains more than offset the declines.

IN SUMMARY
Notwithstanding our fund's good relative performance, the past six months have been a trying period for investors. Those who were diversified across market sectors and asset classes--stocks, bonds, and short-term investments--fared better than those who were concentrated in tech stocks or other securities that had seemed to be a "sure thing" during the bull market of the 1990s. Because no one can predict the short-term direction of financial markets, those who keep diversified portfolios are in the best position to weather market volatility.
     We reiterate our longstanding belief about the importance of diversification, and we urge you to stay the course with your investment program. Thank you for entrusting your hard-earned dollars to us.


Sincerely,
/S/ John J. Brennan                                                  [PHOTO]
                                                                 JOHN J. BRENNAN
April 9, 2001                                                       Chairman and
                                                         Chief Executive Officer

4



REPORT
FROM THE ADVISER                          GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

VANGUARD U.S. VALUE FUND produced a 2.2% return and outperformed both its average peer mutual fund (-1.3%) and the Russell 3000 Value Index (-1.7%) during the six months ended March 31, 2001. Since its inception on June 29, 2000, your fund has returned 10.6%, outpacing the Russell 3000 Value Index's 3.8% return by
6.8 percentage points.

THE INVESTMENT ENVIRONMENT
During the past six months, value stocks strongly outperformed growth issues across all market-capitalization bands. Small-cap value stocks were the most successful segment of the market; all other groups posted losses for the period, as measured by major indexes. The Russell 3000 Value Index outperformed the S&P 500 Index by 17 percentage points and the Nasdaq Composite Index by 48 percentage points. Within the Russell index, the best-performing sectors were consumer staples, materials & processing, and auto & transportation. Technology and telephone utilities were among the weakest performers.
     In selecting stocks for the U.S. Value Fund, we use four quantitative investment disciplines: "intrinsic value," the method we weight most heavily; two traditional value disciplines (comparing share price to normalized earnings and to cash flow); and a momentum analysis that selects stocks with strong earnings and price momentum. By using multiple disciplines we are able to provide diversification and, we believe, consistent long-term results.

THE FUND'S SUCCESSES
Poor stock market conditions turned out to be good for the fund's relative performance. Our three value strategies helped our results versus our benchmark during the period, while the momentum strategy detracted slightly. Given the difficult market environment, it is not surprising that the value disciplines worked well. One might have expected our momentum-based holdings to perform worse, given that six months ago this part of the portfolio included a significant weighting in technology stocks. However, because the momentum discipline is designed to capture investor sentiment, it favors the stocks of companies that investors are enthusiastic about. Thus, since tech stocks became unpopular over the past year, these stock holdings were reduced in the momentum portion of the portfolio.
     The fund outperformed its benchmarks during the half-year primarily because of strong stock selection. Our picks did exceptionally well in the financial services sector. Our selections in the consumer staples, consumer discretionary, and multi-industry sectors also added value relative to our benchmarks. Notable

5

holdings included Fannie Mae, Philip Morris, Washington Mutual, Allstate, and Loews, each of which significantly outperformed the Russell 3000 Value Index for the period.

THE FUND'S SHORTFALLS
Overall, our sector weightings had little effect on our performance relative to our index benchmark during the six months. The fund's overweighted position in the auto & transportation sector helped, but this was offset by the decline resulting from our slight overweighting in the technology sector. You can compare our sector weightings with those of the Russell 3000 Value Index in the Sector Diversification table on page 6. Some individual holdings that hurt our performance in the period were Computer Sciences, Oracle, and Apple Computer.

THE FUND'S POSITION
Value stocks have significantly recovered in relation to growth stocks over the past year. We believe that value issues have further potential for gains compared with growth stocks, but they are certainly closer to fair value than they were a year ago. We continue to focus on providing superior performance over the long term with investment strategies that have demonstrated their effectiveness. We believe that our process of combining value and momentum strategies, in varying proportions, will continue to serve the fund well over the long term.

Christopher M. Darnell, Chief Investment Officer
Robert M. Soucy, Managing  Director

April 12, 2001

6

FUND PROFILE                                                AS OF MARCH 31, 2001
  FOR U.S. VALUE FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 7.

--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                         WILSHIRE
                            FUND         BEST FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks             370             1,924          6,615
Median Market Cap         $11.6B            $32.7B         $35.2B
Price/Earnings Ratio       16.8x             19.0x          24.6x
Price/Book Ratio            2.0x              2.8x           3.4x
Yield                       1.9%              1.9%           1.3%
Return on Equity           18.1%             20.5%          22.6%
Earnings Growth Rate       10.1%             11.2%          15.5%
Foreign Holdings            0.0%              0.0%           0.0%
Turnover Rate              58%**                --             --
Expense Ratio            0.51%**                --             --
Cash Investments            4.8%                --             --
--------------------------------------------------------------------------------


-----------------------------------
TEN LARGEST HOLDINGS
(% of total net assets)

Fannie Mae                     2.8%
(financial services)
Philip Morris Cos., Inc.       2.5
(tobacco)
Allstate Corp.                 1.8
(insurance)
AT&T Corp.                     1.7
(telecommunications)
Washington Mutual, Inc.        1.7
(savings & loan)
Bank of America Corp.          1.7
(banks)
Bank One Corp.                 1.7
(banks)
Ford Motor Co.                 1.6
(automobiles)
Verizon Communications         1.5
(telecommunications)
First Union Corp.              1.4
(banks)
-----------------------------------
Top Ten                       18.4%
-----------------------------------


----------------------------------------------------------------
SECTOR DIVERSIFICATION
(% of common stocks)
                                                        WILSHIRE
                           FUND         BEST FIT*           5000
----------------------------------------------------------------
Auto & Transportation      7.6%              3.3%           2.1%
Consumer Discretionary    10.7              10.0           13.6
Consumer Staples           6.1               7.9            6.4
Financial Services        31.2              31.6           19.9
Health Care                8.4               8.4           13.5
Integrated Oils            2.5               6.6            3.6
Other Energy               2.9               2.9            3.2
Materials & Processing     4.1               4.8            3.1
Producer Durables          5.0               3.7            3.4
Technology                 5.3               3.7           16.5
Utilities                 13.4              14.5            9.5
Other                      2.8               2.6            5.2
----------------------------------------------------------------

--------------------
INVESTMENT FOCUS
MARKET CAP - LARGE
STYLE      - VALUE
--------------------

*Russell 3000 Value Index.
Annualized.                                               [COMPUTER GRAPHIC]
                                                           VISIT OUR WEBSITE
                                                            WWW.VANGUARD.COM
                                                       FOR REGULARLY UPDATED
                                                           FUND INFORMATION.

7

GLOSSARY
   OF INVESTMENT TERMS

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------

8

PERFORMANCE SUMMARY
  FOR U.S. VALUE FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)               JUNE 29, 2000 - MARCH 31, 2001
[BAR CHART]

2000
U.S. Value Fund            -   8.2%
Russell 3000 Value Index   -   5.6%

2001
U.S. Value Fund            -   2.2%
Russell 3000 Value Index   -  -1.7%
--------------------------------------------------------------------------------
*Six months ended March 31, 2001.
See Financial Highlights table on page 17 for dividend information since inception.
--------------------------------------------------------------------------------

9

FINANCIAL STATEMENTS
   MARCH 31, 2001 (UNAUDITED)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE+
U.S. VALUE FUND                                        SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (93.2%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.0%)
  Ford Motor Co.                                       74,229         $   2,087
  General Motors Corp.                                 34,600             1,794
  Burlington Northern
    Santa Fe Corp.                                     36,400             1,106
  TRW, Inc.                                            18,600               632
  Union Pacific Corp.                                  10,500               591
* Offshore Logistics, Inc.                             21,900               543
* AMR Corp.                                            12,800               450
  CSX Corp.                                            11,400               384
  Tidewater Inc.                                        8,100               366
  Norfolk Southern Corp.                               19,400               325
  Southwest Airlines Co.                               14,250               253
  Delta Air Lines, Inc.                                 5,600               221
  The Goodyear Tire & Rubber Co.                        8,000               191
  Delphi Automotive
    Systems Corp.                                      12,400               176
  UAL Corp.                                             5,100               169
  Arctic Cat, Inc.                                      5,200                71

                                                                        --------
                                                                          9,359
                                                                        --------

CONSUMER DISCRETIONARY (10.0%)
  Waste Management, Inc.                               48,200             1,191
  Sears, Roebuck & Co.                                 30,500             1,076
  May Department Stores Co.                            24,000               852
* Federated Department Stores, Inc.                    17,000               706
* Toys R Us, Inc.                                      25,300               635
  The Walt Disney Co.                                  22,000               629
  VF Corp.                                             16,000               560
* Kmart Corp.                                          52,100               490
* Bed Bath & Beyond, Inc.                              18,300               449
  Eastman Kodak Co.                                    11,000               439
  Whirlpool Corp.                                       6,600               330
* Cendant Corp.                                        21,000               306
* Brinker International, Inc.                          10,450               292
* Service Corp. International                          57,800               275
  Ruby Tuesday, Inc.                                   13,800               271
* Mandalay Resort Group                                12,800               256
  J.C. Penney Co., Inc.                                15,300               245
  R.R. Donnelley & Sons Co.                             9,000               236
  Dillard's Inc.                                       10,500               230
* Rent-A-Center, Inc.                                   4,500               207
  Hollinger International, Inc.                        14,400               206
  Wallace Computer Services, Inc.                      12,600               205
* Payless ShoeSource, Inc.                              3,300               205
  Tribune Co.                                           4,800               196
* Nautica Enterprises, Inc.                            10,700               192
  The Limited, Inc.                                    11,700               184
  CBRL Group, Inc.                                      9,500               173
  Banta Corp.                                           6,800               165
* GTech Holdings Corp.                                  5,300               144
* Ryan's Family Steak Houses, Inc.                     13,300               141

10
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE+
U.S. VALUE FUND                                        SHARES             (000)
--------------------------------------------------------------------------------
* Jones Apparel Group, Inc.                             3,700          $    140
  Bowne & Co., Inc.                                    12,400               137
* Venator Group, Inc.                                   9,000               124
* Mohawk Industries, Inc.                               4,200               118
  Starwood Hotels &
    Resorts Worldwide, Inc.                             3,300               112
* Reebok International Ltd.                             4,200               104
* AutoNation, Inc.                                     10,700                96
  Harman International
    Industries, Inc.                                    3,400                87
  Pier 1 Imports Inc.                                   6,700                87
  Media General, Inc. Class A                           1,800                83
  Springs Industries Inc. Class A                       1,900                81
  Bob Evans Farms, Inc.                                 4,400                78
* Aztar Corp.                                           6,600                70
  Libbey, Inc.                                          2,200                66
  Grey Global Group Inc.                                  100                65
  Hilton Hotels Corp.                                   5,600                59
  Kelly Services, Inc. Class A                          2,300                54
  ServiceMaster Co.                                     4,600                52
  Lone Star Steakhouse &
    Saloon, Inc.                                        4,900                45
* BHC Communications, Inc.
    Class A                                               300                36
* Amerco, Inc.                                          1,400                30
                                                                       --------
                                                                         13,210
                                                                       --------

CONSUMER STAPLES (5.7%)
  Philip Morris Cos., Inc.                             70,700             3,355
  Albertson's, Inc.                                    27,000               859
  PepsiCo, Inc.                                        18,300               804
  R.J. Reynolds Tobacco
    Holdings, Inc.                                     11,900               668
  Procter & Gamble Co.                                  6,900               432
* Safeway, Inc.                                         5,000               276
  SuperValu Inc.                                       16,500               220
  Ruddick Corp.                                        12,100               166
  Adolph Coors Co. Class B                              2,200               144
  Sensient Technologies Corp.                           5,800               132
* The Kroger Co.                                        4,500               116
  Fleming Cos., Inc.                                    4,500               115
  The Pepsi Bottling Group, Inc.                        3,000               114
  Interstate Bakeries Corp.                             5,200                79
  Coca-Cola Bottling Co.                                  900                36

                                                                       --------
                                                                          7,516
                                                                       --------

FINANCIAL SERVICES (29.0%)
  BANKS--NEW YORK CITY (0.8%)
  J.P. Morgan Chase & Co.                              22,850             1,026

  BANKS--OUTSIDE NEW YORK CITY (8.7%)
  Bank of America Corp.                                40,200             2,201
  Bank One Corp.                                       60,600             2,193
  First Union Corp.                                    56,400             1,861
  KeyCorp                                              35,600               918
  PNC Financial Services Group                          9,900               671
  National City Corp.                                  24,900               666
  FleetBoston Financial Corp.                          13,954               527
  Southrust Corp.                                       7,300               334
  Regions Financial Corp.                               9,600               273
  First Tennessee National Corp.                        8,700               269
  UnionBanCal Corp.                                     8,500               247
  Colonial BancGroup, Inc.                             16,300               212
  Union Planters Corp.                                  5,400               208
  Comerica, Inc.                                        3,300               203
  Pacific Century Financial Corp.                       9,800               186
  State Street Corp.                                    1,500               140
  BancWest Corp.                                        5,100               122
  Provident Financial Group, Inc.                       4,300               121
  Provident Bankshares Corp.                            3,800                85
  Doral Financial Corp.                                 2,500                75
* BOK Financial Corp.                                   2,800                69
  Riggs National Corp.                                  2,600                41

  DIVERSIFIED FINANCIAL SERVICES (2.2%)
  Merrill Lynch & Co., Inc.                            15,900               881
  Morgan Stanley Dean
    Witter & Co.                                       10,800               578
  The Goldman Sachs Group, Inc.                         4,300               366
  American General Corp.                                8,200               314
  Household International, Inc.                         4,900               290
  John Hancock Financial
    Services, Inc.                                      5,200               200
  Metropolitan Life Insurance Co.                       5,600               168
  Citigroup, Inc.                                       1,966                88
  Financial--Data Processing Services (0.2%)
* SunGard Data Systems, Inc.                            3,100               153
  Deluxe Corp.                                          5,300               125

  FINANCIAL--MISCELLANEOUS (4.2%)
  Fannie Mae                                           47,100             3,749
  Freddie Mac                                          12,600               817
  MGIC Investment Corp.                                 6,600               452
  MBIA, Inc.                                            4,800               387
  LandAmerica Financial Group, Inc.                     2,600                93
  Fidelity National Financial, Inc.                     2,800                75

  INSURANCE--LIFE (0.6%)
  Conseco Inc.                                         43,500               700
  Presidential Life Corp.                               3,100                51
  Kansas City Life Insurance Co.                          700                25

  INSURANCE--MULTILINE (5.8%)
  Allstate Corp.                                       56,500             2,370
  Loews Corp.                                          22,400             1,331
  St. Paul Cos., Inc.                                  13,000               573
  CIGNA Corp.                                           5,300               569
  The Hartford Financial
    Services Group Inc.                                 9,600               566

11
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE+
U.S. VALUE FUND                                        SHARES             (000)
--------------------------------------------------------------------------------
  Torchmark Corp.                                      14,000         $     544
  SAFECO Corp.                                         12,600               355
  Old Republic International Corp.                     10,800               307
  Lincoln National Corp.                                6,700               285
  Allmerica Financial Corp.                             3,900               202
* CNA Financial Corp.                                   5,300               186
  UnumProvident Corp.                                   6,100               178
  American National Insurance Co.                       2,400               165
  American Financial Group, Inc.                        2,300                55

  INSURANCE--PROPERTY--CASUALTY (0.6%)
  The Chubb Corp.                                       5,600               406
  White Mountains
    Insurance Group Inc.                                  500               164
  Progressive Corp. of Ohio                             1,200               116
  W.R. Berkley Corp.                                    1,900                86
* Philadelphia Consolidated
    Holding Corp.                                       1,800                50

  REAL ESTATE INVESTMENT TRUST (REIT) (0.1%)
  iStar Financial Inc. REIT                             3,500                81
* Indymac Bancorp, Inc. REIT                            2,000                57

  RENT & LEASE SERVICES--COMMERCIAL (0.5%)
  GATX Corp.                                            8,200               348
  Ryder System, Inc.                                   11,600               209
  Comdisco, Inc.                                       15,200               122
* XTRA Corp.                                            1,500                72

  SAVINGS & Loan (3.4%)
  Washington Mutual, Inc.                              40,490             2,217
  Golden West Financial Corp.                           9,200               597
  Dime Bancorp, Inc.                                   15,200               498
  Green Point Financial Corp.                           8,500               277
  Washington Federal Inc.                              10,620               261
  Astoria Financial Corp.                               4,600               246
  Charter One Financial                                 8,525               241
  Downey Financial Corp.                                2,000                91
  PFF Bancorp, Inc.                                     1,600                37
  Westcorp, Inc.                                        1,800                31
  First Federal Capital Corp.                           1,900                27

  SECURITIES BROKERS & Services (1.9%)
  Franklin Resources Corp.                             17,500               684
  Bear Stearns Co., Inc.                               13,800               631
  Lehman Brothers Holdings, Inc.                        9,600               602
  Countrywide Credit Industries, Inc.                   8,800               434
  A.G. Edwards & Sons, Inc.                             2,500                93
  First American Corp.                                  2,900                75
                                                                       ---------
                                                                          38,599
                                                                       ---------

HEALTH CARE (7.8%)
  Abbott Laboratories                                  26,200             1,236
  HCA-;The Healthcare Co.                              16,700               673
  Bristol-Myers Squibb Co.                             11,100               659
  UnitedHealth Group Inc.                              10,800               640
* Tenet Healthcare Corp.                               14,000               616
* Universal Health Services
    Class B                                             5,700               503
* HEALTHSOUTH Corp.                                    33,900               437
  Schering-Plough Corp.                                11,500               420
* Quorum Health Group, Inc.                            27,500               418
  Johnson & Johnson                                     4,600               402
  C.R. Bard, Inc.                                       7,500               340
* Lincare Holdings, Inc.                                5,400               286
  American Home Products Corp.                          4,600               270
  DENTSPLY International Inc.                           7,300               266
* Health Net Inc.                                      12,700               262
  Pharmacia Corp.                                       5,100               257
* AmeriPath, Inc.                                      11,500               236
  Invacare Corp.                                        4,200               166
  McKesson HBOC, Inc.                                   5,800               155
  Becton, Dickinson & Co.                               4,100               145
* Wellpoint Health Networks Inc.
    Class A                                             1,500               143
* Beverly Enterprises, Inc.                            17,000               136
* STERIS Corp.                                          8,300               117
  Cardinal Health, Inc.                                 1,200               116
* Henry Schein, Inc.                                    3,100               114
* Ocular Sciences, Inc.                                 5,900               105
  Omnicare, Inc.                                        4,700               101
* Watson Pharmaceuticals, Inc.                          1,900               100
  Bergen Brunswig Corp. Class A                         5,400                90
* Province Healthcare Co.                               2,900                88
* Humana, Inc.                                          8,200                86
* Covance, Inc.                                         6,500                84
* Cerner Corp.                                          2,400                82
* Respironics, Inc.                                     2,700                82
* Quest Diagnostics, Inc.                                 900                80
* Trigon Healthcare, Inc.                               1,500                77
  Datascope Corp.                                       1,900                69
* CorVel Corp.                                          1,900                67
* US Oncology, Inc.                                     8,200                67
* Bio-Rad Laboratories, Inc. Class A                    1,700                61
  Owens & Minor, Inc. Holding Co.                       3,700                61
* Coventry Health Care Inc.                             3,200                53
                                                                       ---------
                                                                         10,366
                                                                       ---------
INTEGRATED OILS (2.3%)
  USX-Marathon Group                                   22,500               606
  Phillips Petroleum Co.                                9,900               545
  Occidental Petroleum Corp.                           21,800               540
  Unocal Corp.                                         15,100               522
  Kerr-McGee Corp.                                      7,400               480
  Texaco Inc.                                           4,200               279
  Murphy Oil Corp.                                      1,400                93
                                                                       ---------
                                                                          3,065
                                                                       ---------

12
--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE+
U.S. VALUE FUND                                        SHARES             (000)
--------------------------------------------------------------------------------
OTHER ENERGY (2.7%)
  EOG Resources, Inc.                                  12,400         $     511
  Noble Affiliates, Inc.                               10,000               417
  Apache Corp.                                          6,900               398
  Helmerich & Payne, Inc.                               5,800               269
  Ashland, Inc.                                         5,600               215
  Anadarko Petroleum Corp.                              3,400               213
* Oceaneering International, Inc.                       8,900               191
* Horizon Offshore, Inc.                                7,600               188
  Ultramar Diamond
    Shamrock Corp.                                      5,000               181
* Spinnaker Exploration Co.                             3,800               166
* Key Energy Services, Inc.                            14,500               155
* Veritas DGC Inc.                                      4,500               144
* Seitel, Inc.                                          5,700               106
* Parker Drilling Co.                                  14,300                92
* Global Industries Ltd.                                5,900                86
  Cabot Oil & Gas Corp. Class A                         3,000                81
* Comstock Resources, Inc.                              7,200                81
  Ocean Energy, Inc.                                    3,600                60
  Valero Energy Corp.                                   1,300                46
* Pioneer Natural Resources Co.                         2,300                36
                                                                       ---------
                                                                          3,636
                                                                       ---------

MATERIALS & PROCESSING (3.8%)
  Archer-Daniels-Midland Co.                           29,765               391
  Dow Chemical Co.                                      9,900               313
  Ball Corp.                                            6,000               275
  E.I. du Pont de Nemours & Co.                         6,600               269
  Phelps Dodge Corp.                                    6,600               265
  Temple-Inland Inc.                                    5,400               239
  PPG Industries, Inc.                                  5,100               235
  Lyondell Chemical Co.                                16,100               231
  USX-U.S. Steel Group                                 15,100               222
  Westvaco Corp.                                        8,400               204
  Precision Castparts Corp.                             6,100               202
  The Timken Co.                                       12,200               191
  Boise Cascade Corp.                                   5,600               176
* Cytec Industries, Inc.                                5,100               163
  Aptargroup Inc.                                       5,100               155
* Airgas, Inc.                                         18,700               147
  Harsco Corp.                                          5,800               142
* Nortek, Inc.                                          4,900               134
* Unifi, Inc.                                          16,600               118
* SPS Technologies, Inc.                                2,600               117
  Bemis Co., Inc.                                       3,500               116
  Lubrizol Corp.                                        3,600               109
  IMC Global Inc.                                       7,800                96
* Mueller Industries Inc.                               3,000                90
  AK Steel Corp.                                        8,900                89
  Sonoco Products Co.                                   4,000                86
  Ryerson Tull, Inc.                                    7,300                73
  Wellman, Inc.                                         3,400                65
  Crown Cork & Seal Co., Inc.                          11,700                47
  Interface, Inc.                                       6,600                45
  Commercial Metals Co.                                 1,400                35
  Barnes Group, Inc.                                    1,300                25
  Stepan Co.                                            1,000                24
  Rock-Tenn Co.                                         2,400                19
                                                                       ---------
                                                                          5,108
                                                                       ---------

PRODUCER DURABLES (4.7%)
  Lockheed Martin Corp.                                29,400             1,048
  Emerson Electric Co.                                 15,300               949
  The Boeing Co.                                        9,600               535
  Cummins Engine Co., Inc.                             13,500               507
  D. R. Horton, Inc.                                   23,532               498
  Northrop Grumman Corp.                                4,300               374
  Deere & Co.                                           8,200               298
  Caterpillar, Inc.                                     6,000               266
  Lennar Corp.                                          6,000               239
  Cooper Industries, Inc.                               6,800               227
  Pulte Corp.                                           4,700               190
  Kennametal, Inc.                                      5,300               146
  Pentair, Inc.                                         4,500               115
  Woodward Governor Co.                                 2,000               103
  The BFGoodrich Co.                                    2,600               100
  Ryland Group, Inc.                                    2,100                87
* Toll Brothers, Inc.                                   2,200                85
  MDC Holdings, Inc.                                    2,110                83
  HON Industries, Inc.                                  3,600                83
  Kimball International, Inc. Class B                   6,200                83
  Milacron Inc.                                         3,700                67
  Ametek Aerospace Products Inc.                        1,900                52
  AGCO Corp.                                            5,100                49
                                                                       ---------
                                                                          6,184
                                                                       ---------

TECHNOLOGY (5.0%)
  Compaq Computer Corp.                                47,000               855
  Electronic Data Systems Corp.                        10,100               564
* Microsoft Corp.                                       9,100               498
  Intel Corp.                                          16,700               439
* Advanced Micro Devices, Inc.                         15,400               409
  Hewlett-Packard Co.                                  12,800               400
  Raytheon Co. Class B                                 12,700               373
  Motorola, Inc.                                       25,600               365
* Micron Technology, Inc.                               8,400               349
* Litton Industries, Inc.                               4,300               345
* Apple Computer, Inc.                                 12,600               278
  Computer Associates
    International, Inc.                                 7,400               201
  Harris Corp.                                          8,100               200
* BMC Software, Inc.                                    9,100               196
* Sensormatic Electronics Corp.                        10,100               192
* NCR Corp.                                             4,500               176
  Rockwell International Corp.                          4,500               164
* Computer Sciences Corp.                               4,600               149
  Reynolds & Reynolds Class A                           6,500               125
* Ceridian Corp.                                        6,100               113

13

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE+
U.S. VALUE FUND                                        SHARES             (000)
--------------------------------------------------------------------------------
  General Dynamics Corp.                                1,800               113
* Avant! Corp.                                          4,100                71
  Pioneer Standard Electronics Inc.                     3,500                43
                                                                       ---------
                                                                          6,618
                                                                       ---------

UTILITIES (12.5%)
  AT&T Corp.                                          106,100             2,260
  Verizon Communications                               41,002             2,021
  SBC Communications Inc.                              24,700             1,102
  Exelon Corp.                                         10,725               704
  Entergy Corp.                                        17,300               657
  Southern Co.                                         16,500               579
  TXU Corp.                                            13,700               566
  Reliant Energy, Inc.                                 11,300               511
  DTE Energy Co.                                       11,100               442
  Public Service Enterprise
    Group, Inc.                                        10,200               440
  FirstEnergy Corp.                                    15,600               436
  Consolidated Edison Inc.                             10,800               401
  American Electric Power Co., Inc.                     8,400               395
  Xcel Energy, Inc.                                    13,100               394
  Constellation Energy Group                            8,800               388
  FPL Group, Inc.                                       6,200               380
  GPU, Inc.                                            10,100               328
  Ameren Corp.                                          7,600               311
  Questar Corp.                                        10,500               288
  Pinnacle West Capital Corp.                           6,200               284
  PG&E Corp.                                           21,300               265
  Allegheny Energy, Inc.                                5,700               264
  PPL Corp.                                             6,000               264
  Western Resources, Inc.                              10,400               248
  Public Service Co. of New Mexico                      8,200               238
  Edison International                                 17,200               217
  Telephone & Data Systems, Inc.                        2,300               215
* Niagara Mohawk Holdings Inc.                         11,300               191
  Northeast Utilities                                  10,200               177
  KeySpan Corp.                                         4,600               175
  Wisconsin Energy Corp.                                6,800               147
  NiSource, Inc.                                        4,700               146
  Duke Energy Corp.                                     3,300               141
  Progress Energy, Inc.                                 3,100               134
  Dominion Resources, Inc.                              2,000               129
  ONEOK, Inc.                                           3,000               123
  SCANA Corp.                                           4,400               119
* Covanta Energy Corp.                                  6,600               111
  Southwest Gas Corp.                                   5,300               111
  Potomac Electric Power Co.                            4,200                98
  Cinergy Corp.                                         2,500                84
  UniSource Energy Corp.                                3,800                80
                                                                       ---------
                                                                         16,564
                                                                       ---------

OTHER (2.7%)
  Minnesota Mining &
    Manufacturing Co.                                   6,200               644
  Brunswick Corp.                                      27,000               530
  Lancaster Colony Corp.                               13,900               404
  Fortune Brands, Inc.                                 11,600               399
  National Service Industries, Inc.                    14,100               331
  Hillenbrand Industries, Inc.                          6,800               328
  Georgia Pacific Group                                 8,900               262
* FMC Corp.                                             3,100               228
  Trinity Industries, Inc.                              9,100               177
  Teleflex Inc.                                         3,900               160
  Carlisle Co., Inc.                                    2,000                65
* Sequa Corp. Class A                                   1,500                59
  Walter Industries, Inc.                               3,800                33
                                                                       --------
                                                                         3,620
                                                                       --------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $117,606)                                                         123,845
--------------------------------------------------------------------------------


                                                                   FACE
                                                                 AMOUNT
                                                                  (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.4%)(1)
--------------------------------------------------------------------------------
U.S. Treasury Bill
(2)5.94%, 6/7/2001                                              $   347     347

REPURCHASE AGREEMENT
  Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  5.23%, 4/2/2001                                                 8,190   8,190
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
(COST $8,537)                                                             8,537
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.6%)
(COST $126,143)                                                         132,382
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.4%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                        579
Liabilities                                                                (108)
                                                                       ---------
                                                                            471
                                                                       ---------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 12,081,406 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $132,853
================================================================================

NET ASSET VALUE PER SHARE                                                $11.00
================================================================================

+See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 95.2% and 4.4%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

14

-----------------------------------------------------
                                  AMOUNT         PER
U.S. VALUE FUND                    (000)       SHARE
-----------------------------------------------------
AT MARCH 31, 2001, NET ASSETS CONSISTED OF:
-----------------------------------------------------
Paid-in Capital                 $127,729      $10.57
Undistributed Net
  Investment Income                  472         .04
Accumulated Net Realized Losses   (1,558)       (.13)
Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities            6,239         .52
  Futures Contracts                  (29)         --
-----------------------------------------------------
NET ASSETS                      $132,853      $11.00
=====================================================

15

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

-----------------------------------------------------------------------
                                                        U.S. VALUE FUND
                                        SIX MONTHS ENDED MARCH 31, 2001
                                                                  (000)
-----------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends                                                     $1,039
  Interest                                                         181
-----------------------------------------------------------------------
    Total Income                                                 1,220
-----------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                 125
  The Vanguard Group--Note C
    Management and Administrative                                  109
    Marketing and Distribution                                       5
  Custodian Fees                                                    14
  Auditing Fees                                                      4
  Shareholders' Reports                                             10
-----------------------------------------------------------------------
    Total Expenses                                                 267
    Expenses Paid Indirectly--Note D (1)
-----------------------------------------------------------------------
    Net Expenses                                                   266
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                              954
-----------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                    (1,226)
  Futures Contracts                                               (331)
-----------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                        (1,557)
-----------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                          2,867
  Futures Contracts                                                (29)
-----------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                 2,838
-----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $2,235
=======================================================================

16

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        U.S. VALUE FUND
                                                 -------------------------------
                                                 SIX MONTHS
                                                      ENDED          JUN. 5* TO
                                              MAR. 31, 2001       SEP. 30, 2000
                                                      (000)               (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $    954             $   262
  Realized Net Gain (Loss)                           (1,557)                 (1)
  Unrealized Appreciation (Depreciation)              2,838               3,372
-------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                         2,235               3,633
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                (744)                 --
  Realized Capital Gain                                  --                  --
--------------------------------------------------------------------------------
    Total Distributions                                (744)                 --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                             75,446              66,331
  Issued in Lieu of Cash Distributions                  718                  --
  Redeemed                                          (12,998)             (1,768)
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                               63,166              64,563
--------------------------------------------------------------------------------
  Total Increase (Decrease)                          64,657              68,196
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                68,196                  --
--------------------------------------------------------------------------------
  End of Period                                    $132,853             $68,196
================================================================================

1Shares Issued (Redeemed)
  Issued                                              6,914               6,455
  Issued in Lieu of Cash Distributions                   64                  --
  Redeemed                                           (1,186)               (166)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding     5,792               6,289
================================================================================
*Commencement of operations.

17

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------
                                                        U.S. VALUE FUND
                                               SIX MONTHS ENDED      JUN. 5* TO
                                                  MAR. 31, 2001   SEP. 30, 2000
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.84          $10.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .08             .04
  Net Realized and Unrealized Gain (Loss)
    on Investments                                          .16             .80
--------------------------------------------------------------------------------
    Total from Investment Operations                        .24             .84
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                     (.08)             --
  Distributions from Realized Capital Gains                  --              --
    Total Distributions                                    (.08)             --
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $11.00          $10.84
================================================================================

TOTAL RETURN                                              2.20%           8.18%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                     $133             $68
  Ratio of Total Expenses to Average Net Assets         0.51%**         0.58%**
  Ratio of Net Investment Income to Average Net Assets  1.82%**         2.08%**
  Portfolio Turnover Rate                                 58%**             18%
================================================================================
*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments.
Performance measurement begins June 29, 2000, at a net asset value of $10.02. **Annualized.

18

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2001, the investment advisory fee represented an effective annual rate of 0.225% of the fund's average net assets.

19

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2001, the fund had contributed capital of $25,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2001, custodian fee offset arrangements reduced expenses by $1,000.

E. During the six months ended March 31, 2001, the fund purchased $84,038,000 of investment securities and sold $28,500,000 of investment securities other than temporary cash investments.

F. At March 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $6,239,000, consisting of unrealized gains of $12,995,000 on securities that had risen in value since their purchase and $6,756,000 in unrealized losses on securities that had fallen in value since their purchase.
     At March 31, 2001, the aggregate settlement value of open futures contracts expiring in June 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------------
                                                             (000)
                                                   -----------------------------
                                                   AGGREGATE
                             NUMBER OF             SETTLEMENT         UNREALIZED
FUTURES CONTRACTS            LONG CONTRACTS             VALUE       DEPRECIATION
--------------------------------------------------------------------------------
S&P 500 Index                             9            $2,631              $(29)
--------------------------------------------------------------------------------

20


THE VANGUARD (R)
   FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index (TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
   Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer (TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
   Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan (TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
   Appreciation Fund
Tax-Managed Growth and
   Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
   Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor (TM) Fund
Windsor (TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy (R) Conservative
   Growth Fund
LifeStrategy (R) Growth Fund
LifeStrategy (R) Income Fund
LifeStrategy (R) Moderate
   Growth Fund
STAR (TM) Fund
Tax-Managed Balanced Fund
Wellesley (R) Income Fund
Wellington (TM) Fund


BOND FUNDS
Admiral (TM) Intermediate-Term
   Treasury Fund
Admiral (TM) Long-Term
   Treasury Fund
Admiral (TM) Short-Term
   Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
   Tax-Exempt Fund
Intermediate-Term Bond
   Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
   Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
   (California, Florida, Massachusetts, New Jersey,
   New York, Ohio, Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral (TM) Treasury Money
   Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market
   Funds (California, New Jersey,
   New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
   WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                           JOHN C. BOGLE
           Founder; Chairman and Chief Executive, 1974-1996.

                                                     [SHIP GRAPHIC]
                                                   [THE VANGUARD GROUP (R) LOGO]
                                                     Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-;1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's (R), S&P (R), S&P 500 (R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.



(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1242 052001